                                                                   EXHIBIT (j)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the references to our firm under the captions "Financial Highlights" and "Fund Service Providers" in the Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our reports on the American Beacon Balanced Fund, the American Beacon Large Cap Value Fund, the American Beacon Large Cap Growth Fund, the American Beacon Mid-Cap Value Fund, the American Beacon Small Cap Value Fund, the American Beacon International Equity Fund, the American Beacon Emerging Markets Fund, the American Beacon High Yield Bond Fund, the American Beacon Enhanced Income Fund, the American Beacon Intermediate Bond Fund and the American Beacon Short-Term Bond Fund (formerly, the American AAdvantage Balanced Fund, the American AAdvantage Large Cap Value Fund, the American AAdvantage Large Cap Growth Fund, the American AAdvantage Mid-Cap Value Fund, the American AAdvantage Small Cap Value Fund, the American AAdvantage International Equity Fund, the American AAdvantage Emerging Markets Fund, the American AAdvantage High Yield Bond Fund, the American AAdvantage Enhanced Income Fund, the American AAdvantage Intermediate Bond Fund and the American AAdvantage Short-Term Bond Fund, respectively) dated December 21, 2005; the American Beacon Money Market Fund, the American Beacon U.S. Government Money Market Fund, the American Beacon Municipal Money Market Fund and the American Beacon Treasury Inflation Protected Securities Fund (formerly, the American AAdvantage Money Market Fund, the American AAdvantage U.S. Government Money Market Fund, the American AAdvantage Municipal Money Market Fund and the American AAdvantage Treasury Inflation Protected Securities Fund, respectively) dated February 21, 2006; and the American Beacon S&P 500 Index Fund, the American Beacon Small Cap Index Fund and the American Beacon International Equity Index Fund (formerly, the American AAdvantage S&P 500 Index Fund, the American AAdvantage Small Cap Index Fund and the American AAdvantage International Equity Index Fund, respectively) dated February 28, 2006 in the Registration Statement (Form N-1A) of the American Beacon Funds (formerly, the American AAdvantage Funds) and their incorporation by reference in the related Prospectuses and Statements of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 60 to the Registration Statement under the Securities Act of 1933 (File No. 33-11387) and in this Amendment No. 61 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-4984).


                                               /s/ ERNST & YOUNG LLP

Chicago, Illinois
February 28, 2006

                                                                   EXHIBIT (j)


            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



We consent to the references to our firm under the captions "Fund Service Providers" in the Prospectus and "Other Service Providers" in the Statement of Additional Information and to the use of our reports on the American Beacon International Equity Portfolio (formerly, the AMR Investments International Equity Portfolio) dated December 21, 2005 and the American Beacon Money Market Portfolio, the American Beacon U.S. Government Money Market Portfolio and the American Beacon Municipal Money Market Portfolio (formerly, the AMR Investments Money Market Portfolio, the AMR Investments U.S. Government Money Market Portfolio and the AMR Investments Municipal Money Market Portfolio, respectively) dated February 21, 2006 in the Registration Statement (Form N-1A) of the American Beacon Funds (formerly, the American AAdvantage Funds) and their incorporation by reference in the related Prospectuses and Statements of Additional Information, filed with the Securities and Exchange Commission in this Post-Effective Amendment No. 60 to the Registration Statement under the Securities Act of 1933 (File No. 33-11387) and in this Amendment No. 61 to the Registration Statement under the Investment Company Act of 1940 (File no. 811-4984).


                                                   /s/ ERNST & YOUNG LLP

Chicago, Illinois
February 28, 2006

                                                                   Exhibit (j)

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the incorporation by reference in Post-Effective Amendment No. 60 to Registration Statement No. 33-11387 of American Beacon Funds on Form N-1A of our reports dated February 23, 2006 for Master Small Cap Index Series and for Master International Index Series, two of the series of Quantitative Master Series Trust, appearing in the December 31, 2005 Annual Report of American Beacon Funds - Small Cap Index Fund and International Equity Index Fund, which is incorporated by reference in the Statement of Additional Information, which is part of this Registration Statement.


/s/ Deloitte & Touche LLP

Princeton, New Jersey

February 28, 2006